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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


As independent auditors, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 10, 1999 included in Boyd Bros. Transportation Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1998.





/s/ Deloitte & Touche LLP
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DELOITTE & TOUCHE LLP


May 20, 1999